Exhibit 10.7

Execution Version

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Second Amendment”), dated as of August 28, 2019, is by and among Shift4 Payments, LLC (formerly known as Lighthouse Network, LLC), a Delaware limited liability company (the “Borrower”), the Loan Guarantors (as defined in the Credit Agreement referenced below) party hereto, the Issuing Banks (as defined in the Credit Agreement referenced below), Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent (the “Administrative Agent”) and the 2019 Incremental Revolving Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders from time to time party thereto are parties to a First Lien Credit Agreement, dated as of November 30, 2017 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”, and the Credit Agreement, as further amended by this Second Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Second Amendment having the meanings assigned thereto in the Credit Agreement or, if not defined therein, in the Amended Credit Agreement);

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower has requested that Goldman Sachs Bank USA (“Goldman Sachs” and Credit Suisse (collectively, the “2019 Incremental Revolving Lenders”) make available additional Revolving Credit Commitments (the “2019 Incremental Revolving Credit Commitments”) in an aggregate principal amount of $50,000,000 to the Borrower on the terms and conditions set forth herein and in Section 2.22(a) of the Credit Agreement and utilizing clause (e)(i) of the definition of Incremental Cap therein;

WHEREAS, the 2019 Incremental Revolving Credit Commitments shall constitute an increase in the aggregate amount of the Initial Revolving Facility and such 2019 Incremental Revolving Credit Commitments shall constitute a part of the Initial Revolving Facility;

WHEREAS, the Administrative Agent, the Loan Parties and the 2019 Incremental Revolving Lenders have agreed, subject to the terms and conditions set forth herein and in Section 2.22 of the Credit Agreement, to amend the Credit Agreement to provide for the 2019 Incremental Revolving Credit Commitments;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Second Amendment Incremental Commitment. Subject to the satisfaction of the conditions set forth in Section 4 on the Second Amendment Effective Date (as defined below), the 2019 Incremental Revolving Lenders hereby agree to make 2019 Incremental Revolving Credit Commitments in the aggregate principal amount set forth opposite its name on Exhibit A-1 attached hereto, which shall be added to and constitute a part of the Class of Initial Revolving Credit Commitments that exist under the Credit Agreement prior to giving effect to this Second Amendment (the “Existing Revolving Credit Commitments”).

SECTION 2. Terms of the 2019 Incremental Revolving Credit Commitments. The Borrower, the Administrative Agent and the 2019 Incremental Revolving Lenders acknowledge and agree that, upon the occurrence and as of the Second Amendment Effective Date, the 2019 Incremental Revolving Credit Commitments will constitute Initial Revolving Credit Commitments under the Amended Credit Agreement.

(b) Each of the Borrower, the Administrative Agent and the 2019 Incremental Revolving Lenders acknowledges and agrees that upon the occurrence of and as of the Second Amendment Effective Date:

(i) the 2019 Incremental Revolving Lenders shall be Initial Revolving Lenders for all purposes under the Loan Documents;

(ii) the 2019 Incremental Revolving Credit Commitments shall have terms identical to the Existing Revolving Credit Commitments (including, without limitation, as to interest rate margin, interest rate floor and maturity) and will constitute Initial Revolving Credit Commitments for all purposes under the Credit Agreement and the other Loan Documents;

(iii) the 2019 Incremental Revolving Credit Commitments shall constitute “Revolving Credit Commitments”;

(iv) the 2019 Incremental Revolving Credit Commitments shall be established as an increase to the Total Revolving Commitments and the Initial Revolving Credit Commitments and shall comprise, collectively with the Existing Revolving Credit Commitments, a single Class of Initial Revolving Credit Commitments; and

(v) the Revolving Loans incurred pursuant to the 2019 Incremental Revolving Credit Commitments shall (i) constitute Obligations, (ii) have terms, rights, remedies, privileges and protections identical to those applicable to the Revolving Loans under the Credit Agreement and each of the other Loan Documents and (iii) be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents.

(c) To the extent required pursuant to Section 2.22(b) of the Credit Agreement, the Administrative Agent and each Issuing Bank hereby consent to the provision of the 2019 Incremental Revolving Commitments by each 2019 Incremental Revolving Lender.

SECTION 3. Amendments to Credit Agreement. Upon the occurrence and as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“2019 Incremental Revolving Lender” has the meaning assigned to such term in the Second Amendment.

“Second Amendment” means the Second Amendment to First Lien Credit Agreement, dated as of August 28, 2019, by and among the Borrower, the other Loan Parties party thereto, the Issuing Banks, the Administrative Agent, the 2019 Incremental Revolving Lenders and the other Revolving Lenders party thereto.

“Second Amendment Effective Date” means the date on which the conditions to effectiveness of the Second Amendment were first satisfied or waived in accordance with the Second Amendment. The Second Amendment Effective Date occurred on August 28, 2019.

(b) The definition of “Initial Revolving Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Revolving Lender” means any Lender with an Initial Revolving Credit Commitment or any Initial Revolving Credit Exposure. For the avoidance of doubt, each 2019 Incremental Revolving Lender shall be an Initial Revolving Lender.”

(c) The definition of “Initial Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Revolving Credit Commitment” means, with respect to any Person, the commitment of such Person to make Initial Revolving Loans (and acquire participations in Letters of Credit) hereunder as set forth on Exhibit A-2 to the Second Amendment, or in the Assignment Agreement pursuant to which such Person assumed its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased pursuant to Section 2.22. The initial aggregate amount of the Initial Revolving Credit Commitments on the Closing Date was $40,000,000.00. The initial aggregate amount of the Initial Revolving Credit Commitments on the Second Amendment Effective Date was $90,000,000.”

(d) The Commitment Schedule set forth on Schedule 1.01(a) of the Credit Agreement is hereby amended and restated in entirety as set forth on Exhibit A-1 hereto.

SECTION 4. Conditions. This Second Amendment shall become effective and each 2019 Incremental Revolving Lender shall be required to make its 2019 Incremental Revolving Credit Commitment available to the Borrower, and such 2019 Incremental Revolving Credit Commitments shall become effective, immediately upon the satisfaction of the following conditions (the date on which the conditions are satisfied, the “Second Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received a duly executed counterpart of this Second Amendment from the Administrative Agent, the 2019 Incremental Revolving Lenders, the Loan Parties and the Issuing Banks.

(b) The Borrower shall have paid (i) all reasonable and documented expenses and other compensation payable to the Administrative Agent pursuant to Section 9.03(a) of the Credit Agreement and to the extent invoiced at least three Business Days prior to the Second Amendment Effective Date, and (ii) the Commitment Fee under and as defined in the Fee Letter, dated as of August 28, 2019, between Goldman Sachs, Credit Suisse and the Borrower;

(c) The Administrative Agent shall have received (i) a certificate of the Borrower, dated the Second Amendment Effective Date, executed by a Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of the Borrower, certified by the relevant authority of its jurisdiction of organization, (x) the certificate or articles of incorporation, formation or organization of the Borrower attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of the Borrower, together with all amendments thereto as of the Second Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its applicable governing body authorizing the execution and delivery of this Second Amendment and the Transactions, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of the Borrower who are authorized to sign the Loan Documents to which the Borrower is a party on the Second Amendment Effective Date, and (ii) a good standing certificate for the Borrower and each Loan Guarantor organized under the laws of Delaware and New York from the Secretary of State of the jurisdiction in which they are organized;

(d) The Administrative Agent shall have received a certificate dated the Second Amendment Effective Date, executed by a Responsible Officer of the Borrower certifying:

(i) as to the satisfaction of the condition set forth in clause (f) of this Section 4;

(ii) that each of the representations and warranties of the Loan Parties and each Lighthouse Common Equity Holder contained in Article 3 of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, they are true and correct in all material respects as of such date or for such period; provided, however, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods; and

(iii) that the aggregate principal amount of the 2019 Incremental Revolving Credit Commitments made on the Second Amendment Effective Date does not exceed the Incremental Cap.

(e) The Administrative Agent shall have received a customary written opinion of Weil, Gotshal & Manges LLP, special counsel for the Borrower and each other Loan Party dated the Second Amendment Effective Date and addressed to the Administrative Agent and the 2019 Incremental Revolving Lenders;

(f) At the time of and immediately after giving effect to this Second Amendment and the making of the 2019 Incremental Revolving Credit Commitments, no Event of Default exists or will result therefrom; and

(g) At least three Business Days prior to the Second Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, then, to the extent reasonably requested by the 2019 Incremental Revolving Lenders at least five Business Days prior to the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a certification regarding its beneficial ownership (a “Beneficial Ownership Certification”).

SECTION 5. Representations and Warranties. To induce the Administrative Agent, the Issuing Banks and the 2019 Incremental Revolving Lenders to enter into this Second Amendment, the Borrower represents and warrants to each other party hereto that, as of the Second Amendment Effective Date (a) this Second Amendment has been duly authorized, executed and delivered by it, and this Second Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Legal Reservations and (b) to the extent delivered by the Borrower pursuant to Section 4(g), to the knowledge of the Borrower, the information included in such Beneficial Ownership Certification so delivered is correct in all material respects.

SECTION 6. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement will mean and be a reference to the Amended Credit Agreement; (ii) the 2019 Incremental Revolving Loans will constitute “Incremental Revolving Loans,” “Additional Revolving Loans”, “Initial Revolving Loans” (other than for purposes of the Recitals and Section 2.01(a) of the Credit Agreement) and “Revolving Loans”; (iii) the 2019 Incremental Revolving Credit Commitments will constitute “Additional Revolving Credit Commitments”, “Initial Revolving Credit Commitments” (other than for purposes of Section 2.01(a) of the Credit Agreement) and “Commitments”; (iv) each 2019 Incremental Revolving Lender shall constitute a “Lender”, an “Initial Revolving Lender”, a “Secured Party” and an “Additional Revolving Lender”, in each case as defined in the Credit Agreement and (v) each reference to the Credit Agreement in any Loan Document will be deemed to be a reference to the Amended Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, (i) the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Secured Obligations of the Loan Parties, as amended by this Second Amendment and (ii) neither the modification of the Credit Agreement effected pursuant to this Second Amendment nor the execution, delivery, performance or effectiveness of this Second Amendment will impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens shall continue unimpaired with the same priority to secure repayment of all Secured Obligations (including, without limitation, the 2019 Incremental Revolving Loans), whether heretofore or hereafter incurred.

(c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Second Amendment Effective Date, this Second Amendment shall for all purposes constitute a Loan Document.

(d) This Second Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

(e) This Second Amendment and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(f) This Second Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

SECTION 7. Reaffirmation.

(a) After giving effect to the Second Amendment, (i) the Borrower reaffirms the covenants, pledges, grants of Liens and agreements or other commitments contained in each Loan Document to which it is a party, including, in each case, such covenants, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Second Amendment and the transactions contemplated hereby, (ii) each Loan Guarantor reaffirms its guarantee of the Secured Obligations (including the Secured Obligations arising out of the incurrence of the 2019 Incremental Revolving Loans) and (iii) each of the Borrower and each Loan Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Second Amendment, and shall continue to secure the Secured Obligations (including the Secured Obligations arising out of the incurrence of the 2019 Incremental Revolving Loans), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by the Second Amendment, and the other Loan Documents.

(b) Each of the Borrower and each Loan Guarantor hereby acknowledges and agrees that neither the modification of the Credit Agreement effected pursuant to this Second Amendment nor the execution, delivery, performance or effectiveness of this Second Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred.

(c) Each of the Borrower and each Loan Guarantor hereby acknowledges and agrees that (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in the Second Amendment.

SECTION 8. Reallocation of Revolving Loans and Letters of Credit. On the Second Amendment Effective Date, all Revolving Loans and all participations in Letters of Credit, in each case outstanding on the Second Amendment Effective Date (immediately prior to giving effect to the Second Amendment), shall be assigned by the Revolving Lenders holding Revolving Credit Commitments immediately prior to the Second Amendment Effective Date, and assumed by the 2019 Incremental Revolving Lenders, in each case in accordance with Section 2.22(e)(i) of the Credit Agreement.

SECTION 9. Execution in Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.

SECTION 10. Governing Law; Jurisdiction; Waiver of Jury Trial; etc. Sections 9.10 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.11 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference into this Second Amendment and shall apply to this Second Amendment, mutatis mutandis.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

SHIFT4 PAYMENTS, LLC, as the Borrower

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

[Signature Page to Shift4 Second Amendment]

SEARCHLIGHT II GWN, L.P., as a Loan Guarantor

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Officer

ROOK HOLDINGS INC., as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

FUTURE POS, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

RESTAURANT MANAGER, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

POSITOUCH, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

INDEPENDANT RESOURCES NETWORK, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

[Signature Page to Shift4 Second Amendment]

HARBORTOUCH FINANCIAL, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

MSI MERCHANT SERVICES HOLDINGS LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

SHIFT4 CORPORATION, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Secretary and Treasurer

[Signature Page to Shift4 Second Amendment]

GOLDMAN SACHS BANK USA, as 2019 Incremental Revolving Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

[Signature Page to Shift4 Second Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent, Issuing Bank, Initial Revolving Lender and 2019 Incremental Revolving Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Shift4 Second Amendment]

CITIZENS BANK, NATIONAL ASSOCIATION, as an Issuing Bank

By:	/s/ Cheryl Carangelo
Name:	Cheryl Carangelo
Title:	Managing Directory

[Signature Page to Shift4 Second Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Issuing Bank

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

[Signature Page to Shift4 Second Amendment]

EXHIBIT A-1

2019 INCREMENTAL REVOLVING CREDIT COMMITMENTS

2019 Incremental Revolving Lender	2019 Incremental Revolving Commitments
GOLDMAN SACHS BANK USA	$40,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$10,000,000

TOTAL	$50,000,000

EXHIBIT A-2

INITIAL REVOLVING CREDIT COMMITMENTS

Revolving Lender	Initial Revolving Commitments
GOLDMAN SACHS BANK USA	$40,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$28,500,000
CITIZENS BANK, NATIONAL ASSOCIATION	$9,250,000
DEUTSCHE BANK AG NEW YORK BRANCH	$9,250,000
WEBSTER BANK, NATIONAL ASSOCIATION	$3,000,000

TOTAL	$90,000,000